American AAdvantage Funds - AMR Class
                Supplement dated January 23, 1998
              to the Prospectus dated March 1, 1997

1.Effective January 16, 1998, Brandywine Asset Management, Inc.
  ("Brandywine") was acquired, and became a wholly owned subsidiary of, Legg Mason, Inc. in an exchange of stock. Brandywine continues to serve as an investment adviser to the American AAdvantage Balanced Fund and the American AAdvantage Growth and Income Fund with the same investment personnel as it employed before the acquisition.

2.All references to Hub & Spoker should be replaced by "master-feeder" and footnote 2 on page 2 should be deleted.

3.Effective January 1, 1998, the International Equity Portfolio may invest in Portugal.

4.The section titled "Custodian and Transfer Agent" on page 29 should read:
  State Street Bank & Trust Company, Boston, Massachusetts, serves as custodian for the Portfolios of the AMR Trust and the Funds and as transfer as agent for the AMR Class. Bankers Trust Company, New York, New York, serves as custodian and transfer agent for the assets of the Equity 500 Index Portfolio.

5.Add Martin Luther King's Birthday to the list of New York
  Stock Exchange business holidays on page 33.

6.Effective January 2, 1998, the phone number for purchase and redemption of shares is (800) 492-9063. Wire purchases should be sent to: State Street Bank & Trust Company, ABA Routing #0110-0002-8, AC-0002-888-6, Attn: American AAdvantage Funds-AMR Class and reference the specific Fund. Purchases by mail should be sent to: State Street Bank & Trust Company, P.O. Box 1978, Boston, MA 02105-1978, Attn: American AAdvantage Funds-AMR Class.

7.On  May  31,  1997, Morgan Stanley Group Inc. and Dean  Witter,
  Discover  &  Co.  merged to form Morgan Stanley,  Dean  Witter,
  Discover & Co. As of that date, Morgan Stanley Asset Management Inc., an investment adviser to the American AAdvantage International Equity Fund, became a subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

8.The  financial  highlights  in  the  following  table  for  the
  American AAdvantage S&P 500 Index Fund have been derived from financial statements of the American AAdvantage Funds. The information is unaudited. Such information should be read in conjunction with the financial statements incorporated in the statement of additional information, as supplemented July 30, 1997, which contains further information about performance of the Funds and can be obtained by investors without charge.

  American AAdvantage S&P 500 Index Fund - Financial Highlights

  Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the American AAdvantage S&P 500
  Index Fund.

                                                   For the
                                                  six months
                                                ended June 30,
                                                    1997(1)
  Per Share Operating Performance:
  Net Asset Value, Beginning of Period.....     $    10.00
                                                __________
  Income From Investment Operations
    Net Investment Income..................           0.06
    Net Realized and Unrealized Gain on
      Investments and Futures Transactions.           1.99
                                                __________
  Total From Investment Operations.........           2.05
                                                __________
  Distributions To Shareholders
    Net Investment Income.................           (0.02)
    Net Realized Gain on Investments and
      Futures Transactions................              -
                                                __________
    Total Distributions...................           (0.02)
                                                ==========
  Net Asset Value, End of Period...........     $    12.03
  Total Investment Return..................          20.50%
  Supplemental Data and Ratios:
    Net Assets, End of Period (000s omitted)    $    2,832
    Ratios to Average Net Assets:
      Net Investment Income................           1.77%(2)
      Expenses, including expenses of the BT
        Equity 500 Index Portfolio......              0.22%(2)
      Decrease Reflected in Above Expense Ratio
        Due to Absorption of Expenses by AMR
        Investment Services, Inc..........            1.62%(2)

  ______________

  (1) Unaudited
  (2) Annualized


         American AAdvantage Funds - Institutional Class
                Supplement dated January 23, 1998
              to the Prospectus dated March 1, 1997

     Effective January 16, 1998, Brandywine Asset Management, Inc. ("Brandywine") was acquired, and became a wholly owned subsidiary of, Legg Mason, Inc. in an exchange of stock. Brandywine continues to serve as an investment adviser to the American AAdvantage Balanced Fund and the American AAdvantage Growth and Income Fund with the same investment personnel as it employed before the acquisition.



           American AAdvantage Funds - PlanAhead Class
                Supplement dated January 23, 1998
              to the Prospectus dated March 1, 1997

    Effective January 16, 1998, Brandywine Asset Management, Inc. ("Brandywine") was acquired, and became a wholly owned subsidiary of, Legg Mason, Inc. in an exchange of stock. Brandywine continues to serve as an investment adviser to the American AAdvantage Balanced Fund and the American AAdvantage Growth and Income Fund with the same investment personnel as it employed before the acquisition.